Exhibit 99.1
FIRST QUARTER 2008
FINANCIAL SUPPLEMENT
If you need further information, please contact:
Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

PERFORMANCE HIGHLIGHTS

Summary of First Quarter 2008 Significant Items (in millions)

Segment	Item	Income Statement	Pre-Tax	Comments
Regional Banking	Loan losses	Provision for loan losses	$(75.3)	Provisioning for increased deterioration in loan portfolio.

Capital Markets	LOCOM on pooled trust preferred warehouse	Noninterest income: Capital Markets	$(36.2)	Decline in fair value of warehouse due to widening of credit spreads during the quarter. Partially offset by a decrease of approximately $12 million in noninterest expenses.

	Loan losses	Provision for loan losses	$(15.0)	Provisioning for correspondent banking loans.

National Specialty Lending	Loan losses	Provision for loan losses	$(149.5)	Provisioning reflects additional deterioration in national construction portfolios and inherent losses in home equity lending portfolio.

Mortgage Banking	Adoption of accounting standards	Noninterest income: Mortgage Banking	$96.9	Effects of implementing fair value measurements standard, prospectively electing fair value accounting for almost the entire mortgage warehouse and prospectively recognizing the value of servicing in interest rate lock commitments.

	LOCOM for warehouse	Noninterest income: Mortgage Banking	$(17.0)	Adjustments to carrying values for spread widening and rising delinquencies.

	Election of fair value for mortgage warehouse on SFAS 91 deferrals	Noninterest expense: Various (primarily employee compensation, incentives and benefits)	$(54.5)	Effect of no longer deferring origination costs for warehouse loans which are now carried at fair value. Offsetting amount included above as increase in Mortgage Banking noninterest income.

Corporate	Visa IPO gain	Noninterest income: Securities gains/(losses), net	$65.9	Gain on shares redeemed as part of IPO process.

	Visa legal settlement accrual reversal	Noninterest expense: Other	$30.0	Reversal of proportionate share of escrow account established by Visa for certain Visa litigation matters for which FHN has a contingent guarantee.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest expense: Various	$(17.6)	Expenses from severance, office closures and First Horizon Banks divestitures.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest income: Various	$(3.7)	Disposition of 10 First Horizon Bank branches. Transaction costs for sale of MSR on $7.5 billion of principal.
(First Quarter 2008 vs. Fourth Quarter 2007)
Asset Quality
–	Provision increased to $240.0 million in the current quarter compared to $156.6 million in fourth quarter 2007
–	Portfolio deterioration in current quarter due to declining economic conditions

–	Continuing to apply focused portfolio management activities to identify problem assets
–	Loan level reviews of commercial real estate and C&I portfolios

–	Home equity loss trends prompted the need for additional reserves given loss severities being experienced

–	Trends in the one-time close portfolio prompted the need for additional reserves
–	Net charge-offs were 181 annualized basis points of average loans driven by national construction, consumer lending and C&I portfolios
–	Charging off balances down to most likely estimate of collateral value net of costs to sell
–	NPAs increased to 278 basis points from 166 basis points reflecting portfolio deterioration from current economic conditions
–	Total NPAs increased to $620.9 million from $392.4 million primarily from deterioration in national construction portfolios
–	Allowance as a percentage of loans ratio increased to 220 basis points from 155 basis points in prior quarter
Capital
–	Declared quarterly dividend of $.20 per share

–	Current Ratios (estimated based on period end balances)
–	6.08% for tangible common equity to risk weighted assets

–	8.10% for Tier I

–	12.82% for Total Capital

PERFORMANCE HIGHLIGHTS (continued)

(First Quarter 2008 vs. Fourth Quarter 2007)
Regional Banking
–	Excluding deposits held for sale, average core deposits increased 2% over prior quarter

–	Net interest margin declined to 4.39% compared to 4.74% in fourth quarter
–	Reflects inability to pass through all Federal Reserve rate cuts to deposit customers

–	Approximately one-third is offset in Corporate segment due to internal interest allocation
–	Noninterest income decreased to $87.1 million from $95.5 million
–	Seasonal decline in fee income
–	Provision expense in current quarter reflects increased deterioration in commercial loans
–	Noninterest expense declines primarily attributable to effect of efficiency initiatives
–	Partially offset by seasonal increases in personnel costs
–	Prior quarter included recognition of losses on owned real estate and reductions in value of low income housing investments
–	Completed disposition of 10 First Horizon Bank branches
–	9 additional branches expected to be sold in second quarter 2008
–	Loans of $207.7 million and deposits of $118.7 million remain classified as held-for-sale
Capital Markets
–	Fixed income revenues were $152.2 million in current quarter compared to $77.1 million in prior quarter
–	Increase in activity during first quarter as Federal Reserve aggressively lowered rates resulting in a steeper yield curve
–	Other product revenues decreased to $(18.3) million from $26.2 million
–	No pooled trust preferred transaction executed during first quarter
–	$ 36.2 million LOCOM adjustment on warehouse to reflect widening of credit spreads
–	Approximate $12 million offsetting decrease in noninterest expense
–	Provision increased to $15.0 million from $1.2 million to reflect deterioration of correspondent banking loans
–	Loans participated in through downstream correspondent banks
–	Increase in noninterest expense resulted from higher production levels
National Specialty Lending
–	Net interest margin declined to 2.31% compared to 2.42% in fourth quarter
–	Driven by additional non-accrual construction loans
–	Increased provision for loan losses reflects additional deterioration within national construction portfolios
–	Recognition of inherent losses in consumer lending also contributed
–	Contraction of portfolios will continue since origination activity has been significantly curtailed
–	Noninterest income improved as repurchase reserves were significantly less than prior quarter
–	Partially offset by decline in value of servicing assets to reflect rate reductions
–	Noninterest expense declined from the effects of business reductions initiated during the quarter
Mortgage Banking
–	Net effect of adopting new accounting standards positively affected pre-tax earnings by $42.4 million
–	Adoption of SFAS 157 negatively affected earnings by $15.7 million related to valuation of interest rate lock commitments
–	Prospective application of SAB 109 and SFAS 159 positively impacted earnings by $58.1 million
–	Related to recognition of MSR values in interest rate lock commitments and loans
–	Increased origination income
–	35% increase in deliveries and 19% increase in originations as lower rates drove increased refinance activity
–	Gain (loss) on sale margin declined to (20) basis points from 5 basis points
–	Spread widening on adjustable rate and non-agency eligible production continues to adversely impact margins
–	LOCOM adjustments of $17 million in current quarter vs. $10.9 million in prior quarter
–	Hedging results positively impacted earnings by $32.7 million vs. $18.6 million negative effect in fourth quarter
–	Resulted from wider mortgage-swap spreads and decreased options expense
–	In prior quarter, value of MSR and other retained interests reduced by $135.3 million from placing more emphasis on broker price discovery
–	Net interest income increased in line with increase in warehouse margin and increase in average warehouse balance
–	Decrease in servicing runoff to $37.4 million for current quarter from $41.0 million in prior quarter
–	Noninterest expense decreased to $147.5 million in current quarter from $174.2 million in fourth quarter
–	$ 71.1 million impairment of goodwill and $4.8 million legal settlement accrual in fourth quarter
–	Partially offset by $54.5 million increase in noninterest expense (primarily compensation costs) related to loan originations for which fair value was elected
–	Amount is offset by corresponding increase in gain on sale
Corporate Segment
–	Visa IPO resulted in $95.9 million improvement in pre-tax earnings
–	Equity securities gains of $65.9 million for shares redeemed in conjunction with IPO

–	$ 30.0 million of expense reversals associated with Visa’s funding of escrow account for certain Visa litigation matters
–	$25.7 million of contingent liability remains for estimated pro rata share of remaining contingent liability for these matters

–	2.4 million restricted shares retained after IPO will be carried at historical cost basis of $0
–	Net charges of $21.3 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
–	Current quarter included $17.6 million of expenses, including $2.5 million of asset impairments

–	$ 2.7 million of transaction costs from sale of mortgage servicing rights presented as reduction of Mortgage Banking income

–	$1.0 million of losses related to First Horizon Bank branch sales presented in (Losses)/Gains on Divestitures

–	Prior quarter included $26.6 million of net charges for these initiatives
–	Equity security losses of $10.4 million recognized in prior quarter for impairment of other equity securities
Taxes
–	Approximate $8 million positive quarterly effect from permanent tax credits

CONSOLIDATED SUMMARY INCOME STATEMENT Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Net interest income	$228,092	$225,987	$237,804	$239,432	$237,419	1%	(4)%
Noninterest income	383,130	103,429	203,475	281,313	272,915	270%	40%
Securities gains/(losses), net	65,946	(10,442)	—	(1,014)	10,273	NM	NM

Total revenue	677,168	318,974	441,279	519,731	520,607	112%	30%

Noninterest expense	438,277	561,559	421,622	457,240	403,012	(22)%	9%
Provision	240,000	156,519	43,352	44,408	28,486	53%	743%

Pretax (loss)/income	(1,109)	(399,104)	(23,695)	18,083	89,109	NM	NM
(Benefit)/provision for income taxes	(8,146)	(146,342)	(9,330)	(3,861)	18,802	NM	NM

Income/(loss) from continuing operations	7,037	(252,762)	(14,365)	21,944	70,307	NM	(90)%
Income from discontinued operations, net of tax	883	4,137	209	179	240	(79)%	268%

Net income/(loss)	$7,920	$(248,625)	$(14,156)	$22,123	$70,547	NM	(89)%

Common Stock Data
Diluted EPS from continuing operations	$.06	$(2.00)	$(.11)	$.17	$.55	NM	(89)%
Diluted EPS	.06	(1.97)	(.11)	.17	.55	NM	(89)%
Diluted shares	126,660	126,089	126,058	128,737	128,704	*	(2)%
Period-end shares outstanding	126,786	126,366	126,388	126,237	125,749	*	1%
Dividends declared per share	$.20	$.45	$.45	$.45	$.45	(56)%	(56)%

Key Ratios & Other
Return on average assets	.09%	(2.65)%	(.15)%	.23%	.74%
Return on average equity	1.47%	(42.52)%	(2.31)%	3.57%	11.61%
Net interest margin	2.81%	2.77%	2.87%	2.79%	2.84%
Tax rate	NM	NM	NM	NM	21.10%
Efficiency ratio	64.72%	176.05%	95.55%	87.98%	77.41%
FTE employees	9,555	9,941	11,052	11,903	12,018	(4)%	(20)%

NM - Not meaningful

*	Amount is less than one percent

CONSOLIDATED INCOME STATEMENT Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Interest income	$476,443	$545,136	$582,735	$594,903	$583,185	(13)%	(18)%
Less interest expense	248,351	319,149	344,931	355,471	345,766	(22)%	(28)%

Net interest income	228,092	225,987	237,804	239,432	237,419	1%	(4)%
Provision for loan losses	240,000	156,519	43,352	44,408	28,486	53%	743%

Net interest income after provision for loan losses	(11,908)	69,468	194,452	195,024	208,933	(117)%	(106)%

Noninterest income:
Capital markets (c)	131,457	98,482	63,722	85,054	87,113	33%	51%
Deposit transactions and cash management	42,553	47,971	44,863	43,079	39,358	(11)%	8%
Mortgage banking (a) (c) (d) (e)	158,712	(113,965)	39,022	71,300	73,097	NM	117%
Trust services and investment management	9,109	10,097	9,922	10,628	9,688	(10)%	(6)%
Insurance commissions	8,144	7,529	6,747	7,674	9,789	8%	(17)%
Revenue from loan sales and securitizations	(4,097)	(171)	4,774	9,615	9,663	NM	NM
Securities gains/(losses), net (b)	65,946	(10,442)	—	(1,014)	10,273	NM	542%
(Losses)/gains on divestitures (a)	(995)	15,695	—	—	—	NM	NM
Other	38,247	37,791	34,425	53,963	44,207	1%	(13)%

Total noninterest income	449,076	92,987	203,475	280,299	283,188	383%	59%

Adjusted gross income after provision for loan losses	437,168	162,455	397,927	475,323	492,121	169%	(11)%

Noninterest expense:
Employee compensation, incentives and benefits (a) (d)	287,470	226,905	236,683	258,191	246,343	27%	17%
Occupancy (a)	28,591	34,209	34,778	33,402	28,784	(16)%	(1)%
Operations services	18,964	20,148	18,774	17,457	17,821	(6)%	6%
Equipment rentals, depreciation and maintenance (a)	15,011	16,252	17,270	21,791	17,613	(8)%	(15)%
Communications and courier (a) (d)	11,004	10,664	10,959	10,746	11,540	3%	(5)%
Amortization of intangible assets	2,440	2,864	2,647	2,623	2,825	(15)%	(14)%
Goodwill impairment	—	71,074	13,010	—	—	NM	NM
Other (a) (b) (d)	74,797	179,443	87,501	113,030	78,086	(58)%	(4)%

Total noninterest expense	438,277	561,559	421,622	457,240	403,012	(22)%	9%

Pretax (loss)/income	(1,109)	(399,104)	(23,695)	18,083	89,109	NM	NM
(Benefit)/provision for income taxes	(8,146)	(146,342)	(9,330)	(3,861)	18,802	NM	NM

Income/(loss) from continuing operations	7,037	(252,762)	(14,365)	21,944	70,307	NM	(90)%
Income from discontinued operations, net of tax	883	4,137	209	179	240	(79)%	268%

Net income/(loss)	$7,920	$(248,625)	$(14,156)	$22,123	$70,547	NM	(89)%

NM - Not meaningful

1Q08 Key Impacts

(a)	Includes a portion of net charges for $21.3 million, see Restructuring, Repositioning and Efficiency Initiatives page for further details

(b)	Includes gain on shares redeemed and legal settlement accrual reversal related to Visa’s initial public offering

(c)	Includes LOCOM and other loan sale adjustments

(d)	Includes effects of electing fair value for mortgage warehouse loans

(e)	Includes effect of adopting new accounting standards

OTHER INCOME AND OTHER EXPENSE Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Other Income
Brokerage management fees and commissions	$8,413	$8,747	$9,189	$10,263	$9,631	(4)%	(13)%
Bank owned life insurance	6,962	6,697	6,260	6,250	5,965	4%	17%
Bankcard income	5,540	6,221	6,329	6,319	6,005	(11)%	(8)%
Other service charges	3,396	3,357	3,581	3,677	3,681	1%	(8)%
Remittance processing	3,273	3,450	3,171	3,330	3,500	(5)%	(6)%
Reinsurance fees	3,145	2,794	2,418	2,056	1,784	13%	76%
ATM interchange fees	2,238	2,224	2,200	2,131	1,917	1%	17%
Deferred compensation	(6,550)	(1,667)	526	7,603	1,265	NM	(618)%
Letter of credit	1,458	1,759	1,864	1,495	1,620	(17)%	(10)%
Electronic banking fees	1,618	1,636	1,631	1,639	1,655	(1)%	(2)%
Check clearing fees	862	1,125	1,275	1,284	1,212	(23)%	(29)%
Federal flood certifications	1,523	1,084	1,207	1,383	1,123	40%	36%
Other	6,369	364	(5,226)	6,533	4,849	NM	31%

Total	$38,247	$37,791	$34,425	$53,963	$44,207	1%	(13)%

Other Expense
Legal and professional fees (a)	$15,022	$17,629	$13,532	$14,130	$11,591	(15)%	30%
Computer software (a)	7,956	26,185	9,334	9,237	9,186	(70)%	(13)%
Advertising and public relations (a)	9,327	10,297	10,475	11,312	10,262	(9)%	(9)%
Travel and entertainment (a)	5,027	5,829	7,065	7,391	5,814	(14)%	(14)%
Low income housing expense	4,566	6,605	4,483	5,082	4,752	(31)%	(4)%
Contract employment (a)	5,584	5,202	5,770	5,549	5,022	7%	11%
Distributions on preferred stock of subsidiary	4,061	4,679	4,761	4,701	4,658	(13)%	(13)%
Foreclosed real estate	6,362	8,871	1,393	3,492	2,292	(28)%	178%
Supplies (a)	3,020	3,496	3,382	3,430	3,601	(14)%	(16)%
Loan closing costs (c)	13,060	1,279	4,857	3,623	3,024	921%	332%
Customer relations	1,707	2,834	2,605	2,420	1,942	(40)%	(12)%
Other insurance and taxes	1,758	2,684	1,751	2,003	2,403	(35)%	(27)%
Employee training and dues	1,398	1,183	1,703	2,028	1,648	18%	(15)%
Fed services fees	1,611	1,463	1,540	1,599	1,445	10%	11%
Complimentary check expense	1,298	1,206	1,237	1,324	1,291	8%	1%
Loan insurance expense	1,113	1,073	1,123	1,167	1,247	4%	(11)%
Bank examination costs	1,053	1,142	1,141	1,091	1,130	(8)%	(7)%
Deposit insurance premium	2,827	1,223	615	606	883	131%	220%
Other (a)(b)	(11,953)	76,563	10,734	32,845	5,895	(116)%	(303)%

Total	$74,797	$179,443	$87,501	$113,030	$78,086	(58)%	(4)%

*	Amount is less than one percent

NM — Not meaningful

1Q08 Key Impacts

(a)	Includes a portion of net charges for $9.1 million, see Restructuring, Repositioning and Efficiency Initiatives

(b)	Includes amounts related to legal settlement accrual reversal related to Visa’s initial public offering

(c)	Includes effect of electing fair value for mortgage warehouse loans

CONSOLIDATED PERIOD-END BALANCE SHEET Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Assets
Investment securities	$3,034,798	$3,032,791	$3,076,360	$3,374,853	$3,310,960	*	(8)%
Loans held for sale	3,616,018	3,461,712	2,900,464	3,330,489	2,921,629	4%	24%
Loans held for sale-divestiture (a)	207,672	289,878	565,492	—	—	(28)%	NM
Loans, net of unearned income	21,932,020	22,103,516	21,973,004	22,382,303	22,268,190	(1)%	(2)%
Federal funds sold and securities purchased under agreements to resell	898,615	1,089,495	1,096,624	1,121,052	1,757,365	(18)%	(49)%
Interest bearing deposits with other financial institutions	46,382	39,422	30,993	58,241	15,739	18%	195%
Trading securities	1,553,053	1,768,763	1,734,653	2,291,704	2,443,342	(12)%	(36)%

Total earning assets	31,288,558	31,785,577	31,377,590	32,558,642	32,717,225	(2)%	(4)%

Cash and due from banks	851,875	1,170,220	936,707	799,428	861,534	(27)%	(1)%
Capital markets receivables	1,680,057	524,419	1,219,720	1,240,456	1,144,135	220%	47%
Mortgage servicing rights, net	895,923	1,159,820	1,470,589	1,522,966	1,540,041	(23)%	(42)%
Goodwill	192,408	192,408	267,228	279,825	275,582	—	(30)%
Other intangible assets, net	52,017	56,907	58,738	61,947	61,672	(9)%	(16)%
Premises and equipment, net	382,488	399,305	411,515	438,807	445,301	(4)%	(14)%
Real estate acquired by foreclosure	106,018	103,982	75,656	67,499	68,613	2%	55%
Discontinued assets	—	—	—	—	358	—	NM
Allowance for loan losses	(483,203)	(342,341)	(236,611)	(229,919)	(220,806)	41%	119%
Other assets	2,293,045	1,949,308	1,874,497	1,654,433	1,935,111	18%	18%
Other assets-divestiture (a)	8,759	15,856	22,623	—	—	(45)%	NM

Total assets	$37,267,945	$37,015,461	$37,478,252	$38,394,084	$38,828,766	1%	(4)%

Liabilities and Shareholders’ Equity
Deposits
Savings	$4,217,215	$3,872,684	$3,592,732	$3,520,757	$3,607,674	9%	17%
Other interest-bearing deposits	1,986,556	1,946,933	1,674,624	1,822,076	1,941,422	2%	2%
Time deposits	2,648,339	2,826,301	2,822,792	2,885,307	2,876,257	(6)%	(8)%
Interest bearing deposits-divestiture (a)	99,370	189,051	361,368	—	—	(47)%	NM

Total interest-bearing core deposits	8,951,480	8,834,969	8,451,516	8,228,140	8,425,353	1%	6%
Noninterest-bearing deposits	4,995,696	5,026,417	4,928,233	5,516,735	5,506,791	(1)%	(9)%
Noninterest-bearing deposits-divestiture (a)	18,197	28,750	72,404	—	—	(37)%	NM

Total core deposits	13,965,373	13,890,136	13,452,153	13,744,875	13,932,144	1%	*

Certificates of deposit $100,000 and more	2,222,016	3,129,532	5,142,169	8,016,808	8,559,807	(29)%	(74)%
Certificates of deposit $100,000 and more -divestiture (a)	1,153	12,617	41,037	—	—	(91)%	NM

Total deposits	16,188,542	17,032,285	18,635,359	21,761,683	22,491,951	(5)%	(28)%

Federal funds purchased and securities sold under agreements to repurchase	3,678,217	4,829,597	4,039,827	3,841,251	3,173,476	(24)%	16%
Federal funds purchased and securities sold under agreements to repurchase — divestiture (a)	11,572	20,999	—	—	—	(45)%	NM
Trading liabilities	531,259	556,144	543,060	658,533	678,796	(4)%	(22)%
Commercial paper and other short-term borrowings	4,753,582	3,422,995	2,396,316	246,815	819,768	39%	480%
Term borrowings	6,060,795	6,027,967	5,980,513	5,828,138	5,968,789	1%	2%
Other collateralized borrowings	809,273	800,450	820,040	821,966	559,226	1%	45%

Total long-term debt	6,870,068	6,828,417	6,800,553	6,650,104	6,528,015	1%	5%

Capital markets payables	1,688,870	586,358	1,053,349	1,144,029	1,088,340	188%	55%
Discontinued liabilities	—	—	—	—	32,608	—	NM
Other liabilities	1,136,461	1,305,868	1,253,295	1,332,910	1,205,859	(13)%	(6)%
Other liabilities-divestiture (a)	1,870	1,925	39,389	—	—	(3)%	NM

Total liabilities	34,860,441	34,584,588	34,761,148	35,635,325	36,018,813	1%	(3)%

Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,277	—	—

Shareholders’ Equity
Common stock	79,242	78,979	78,992	78,898	78,593	*	1%
Capital surplus	362,823	361,826	360,016	352,138	341,491	*	6%
Undivided profits	1,704,559	1,742,892	2,048,689	2,120,014	2,155,007	(2)%	(21)%
Accumulated other comprehensive (loss)/income, net	(34,397)	(48,101)	(65,870)	(87,568)	(60,415)	(28)%	(43)%

Total shareholders’ equity	2,112,227	2,135,596	2,421,827	2,463,482	2,514,676	(1)%	(16)%

Total liabilities and shareholders’ equity	$37,267,945	$37,015,461	$37,478,252	$38,394,084	$38,828,766	1%	(4)%

*	Amount is less than one percent

NM — Not meaningful

(a)	Associated with the sale of First Horizon Bank branches

CONSOLIDATED AVERAGE AND PERIOD-END LOANS Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Average Loans (Net)
Commercial
Commercial, financial and industrial	$7,121,890	$6,957,498	$7,061,103	$7,292,380	$7,131,102	2%	*
Real estate commercial (a)	1,347,377	1,301,866	1,363,363	1,260,196	1,157,711	3%	16%
Real estate construction (b)	2,713,253	2,825,210	2,875,296	2,919,522	2,843,263	(4)%	(5)%

Total commercial loans	11,182,520	11,084,574	11,299,762	11,472,098	11,132,076	1%	*

Retail
Real estate residential (c)	7,774,415	7,605,345	7,601,422	7,854,784	7,908,039	2%	(2)%
Real estate construction (d)	1,909,061	2,096,561	2,144,902	2,095,021	2,045,952	(9)%	(7)%
Other retail	141,961	144,116	149,714	149,976	153,651	(1)%	(8)%
Credit card receivables	195,081	201,153	194,376	194,732	195,209	(3)%	*
Real estate loans pledged against other collateralized borrowings (e)	755,071	779,013	808,247	543,771	572,284	(3)%	32%

Total retail loans	10,775,589	10,826,188	10,898,661	10,838,284	10,875,135	*	(1)%

Total loans, net of unearned income	$21,958,109	$21,910,762	$22,198,423	$22,310,382	$22,007,211	*	*

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$7,238,630	$7,140,087	$6,978,643	$7,218,582	$7,371,873	1%	(2)%
Real estate commercial (a)	1,345,526	1,294,922	1,326,261	1,389,963	1,144,086	4%	18%
Real estate construction (b)	2,602,968	2,753,475	2,828,545	2,830,856	2,931,183	(5)%	(11)%

Total commercial loans	11,187,124	11,188,484	11,133,449	11,439,401	11,447,142	*	(2)%

Retail
Real estate residential (c)	7,858,109	7,791,885	7,544,048	7,614,887	7,856,197	1%	*
Real estate construction (d)	1,814,863	2,008,289	2,160,593	2,158,775	2,073,293	(10)%	(12)%
Other retail	138,253	144,019	144,526	149,157	151,959	(4)%	(9)%
Credit card receivables	191,119	204,812	196,967	194,715	187,658	(7)%	2%
Real estate loans pledged against other collateralized borrowings (e)	742,552	766,027	793,421	825,368	551,941	(3)%	35%

Total retail loans	10,744,896	10,915,032	10,839,555	10,942,902	10,821,048	(2)%	(1)%

Total loans, net of unearned income	$21,932,020	$22,103,516	$21,973,004	$22,382,303	$22,268,190	(1)%	(2)%

*	Amount is less than one percent

(a)	Includes nonconstruction income property loans

(b)	Includes home builder, condominium, and income property construction loans

(c)	Includes home equity loans and lines of credit

(d)	Includes one-time close product

(e)	Includes on balance sheet securitizations of home equity loans

CONSOLIDATED AVERAGE BALANCE SHEET Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07		1Q07

Assets:
Earning assets:
Loans, net of unearned income*	$21,958,109	$21,910,762	$22,198,423	$22,310,382	$22,007,211		* *	* *
Loans held for sale	3,728,008	3,337,237	3,963,650	4,087,446	3,646,252		12%	2%
Loans held for sale-divestiture (a)	248,751	467,424	—	—	—		(47)%	NM
Investment securities:
U.S. Treasuries	43,305	36,062	151,831	156,865	50,899		20%	(15)%
U.S. government agencies	2,725,948	2,787,078	2,836,619	3,005,463	3,513,737		(2)%	(22)%
States and municipalities	12,847	1,740	1,750	1,769	1,769		638%	626%
Other	232,472	230,808	237,291	232,850	284,625		1%	(18)%

Total investment securities	3,014,572	3,055,688	3,227,491	3,396,947	3,851,030		(1)%	(22)%

Capital markets securities inventory	1,961,964	1,934,055	1,810,703	2,546,668	2,409,211		1%	(19)%
Mortgage banking trading securities	405,579	527,453	545,201	528,457	331,800		(23)%	22%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	1,304,707	1,237,957	1,224,193	1,442,951	1,519,375		5%	(14)%
Interest bearing deposits with other financial institutions	46,093	28,968	41,118	32,310	19,666		59%	134%

Total other earning assets	1,350,800	1,266,925	1,265,311	1,475,261	1,539,041		7%	(12)%

Total earning assets	32,667,783	32,499,544	33,010,779	34,345,161	33,784,545		1%	(3)%

Allowance for loan losses	(359,600)	(246,916)	(236,188)	(229,157)	(223,932)		46%	61%
Cash and due from banks	786,693	846,793	788,636	804,816	845,987		(7)%	(7)%
Capital markets receivables	297,908	182,358	141,519	165,433	137,536		63%	117%
Premises and equipment, net	390,291	407,212	435,480	443,428	449,283		(4)%	(13)%
Other assets	3,367,729	3,540,575	3,613,812	3,540,463	3,653,625		(5)%	(8)%
Other assets — divestiture (a)	11,581	20,868	—	—	—		(45)%	NM

Total assets	$37,162,385	$37,250,434	$37,754,038	$39,070,144	$38,647,044		* *	(4)%

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest bearing deposits — divestiture (a)	$127,352	$292,615	$—	$—		$	-(56)%	NM
Other interest-bearing deposits	1,922,506	1,685,749	1,777,982	1,892,479	1,927,573		14%	* *
Savings	4,134,308	3,749,222	3,475,981	3,538,198	3,413,592		10%	21%
Time deposits	2,763,335	2,850,719	2,913,872	2,874,932	2,893,963		(3)%	(5)%

Total interest-bearing core deposits	8,947,501	8,578,305	8,167,835	8,305,609	8,235,128		4%	9%
Certificates of deposit $100,000 and more	2,696,781	4,464,070	6,802,371	8,271,191	8,040,937		(40)%	(66)%
Certificates of deposit $100,000 and more — divestiture (a)	4,770	30,499	—	—	—		(84)%	NM

Federal funds purchased and securities sold under agreements to repurchase	5,236,736	4,936,968	4,964,072	4,967,888	4,505,777		6%	16%
Federal funds purchased and securities sold under agreements to repurchase — divestiture (a)	16,171	33,370	—	—	—		(52)%	NM
Capital markets trading liabilities	846,369	812,969	773,576	1,054,718	1,166,790		4%	(27)%
Commercial paper and other short-term borrowings	3,850,704	2,651,882	1,165,801	560,721	987,898		45%	290%
Long term debt:
Term borrowings	6,013,433	5,981,215	5,837,370	5,887,063	5,807,925		1%	4%
Other collateralized borrowings	790,811	813,075	807,143	550,604	581,030		(3)%	36%

Total long-term debt	6,804,244	6,794,290	6,644,513	6,437,667	6,388,955		* *	7%

Total interest-bearing liabilities	28,403,276	28,302,353	28,518,168	29,597,794	29,325,485		* *	(3)%

Noninterest-bearing deposits	4,743,479	4,838,363	5,096,766	5,304,752	5,104,695		(2)%	(7)%
Other noninterest-bearing deposits-divestiture (a)	21,327	54,928	—	—	—		(61)%	NM
Capital markets payables	292,846	173,351	139,170	182,960	222,607		69%	32%
Other liabilities	1,234,695	1,262,345	1,276,262	1,206,237	1,235,077		(2)%	* *
Other liabilities-divestiture (a)	2,335	3,885	—	—	—		(40)%	NM
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,277		—	—
Shareholders’ equity	2,169,150	2,319,932	2,428,395	2,483,124	2,463,903		(6)%	(12)%

Total liabilities and shareholders’ equity	$37,162,385	$37,250,434	$37,754,038	$39,070,144	$38,647,044		* *	(4)%

*	Includes loans on nonaccrual status

**	Amount is less than one percent

(a)	Associated with the sale of First Horizon Bank branches

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Assets:
Earning assets:
Loans, net of unearned income*	$331,803	$385,027	$413,376	$413,340	$410,512	(14)%	(19)%
Loans held for sale	58,438	62,249	66,570	65,923	58,845	(6)%	(1)%
Investment securities:
U.S. Treasuries	340	434	1,856	1,853	636	(22)%	(47)%
U.S. government agencies	37,954	39,027	40,293	42,474	50,221	(3)%	(24)%
States and municipalities	220	4	4	4	4	NM	NM
Other	2,290	2,904	2,838	2,776	3,514	(21)%	(35)%

Total investment securities	40,804	42,369	44,991	47,107	54,375	(4)%	(25)%

Capital markets securities inventory	22,652	25,261	25,321	34,087	30,297	(10)%	(25)%
Mortgage banking trading securities	13,363	16,436	16,647	16,029	10,317	(19)%	30%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	9,341	13,485	15,297	18,142	18,821	(31)%	(50)%
Interest bearing deposits with other financial institutions	357	450	705	410	260	(21)%	37%

Total other earning assets	9,698	13,935	16,002	18,552	19,081	(30)%	(49)%

Total earning assets/interest income	$476,758	$545,277	$582,907	$595,038	$583,427	(13)%	(18)%

Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets

Total assets

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$5,906	$5,976	$6,179	$6,808	$6,889	(1)%	(14)%
Savings	25,888	30,864	29,140	29,919	26,031	(16)%	(1)%
Time deposits	31,502	35,234	34,745	33,555	33,037	(11)%	(5)%

Total interest-bearing core deposits	63,296	72,074	70,064	70,282	65,957	(12)%	(4)%
Certificates of deposit $100,000 and more	31,069	59,851	92,556	110,630	106,276	(48)%	(71)%

Federal funds purchased and securities sold under agreements to repurchase	38,521	52,635	60,287	61,745	54,379	(27)%	(29)%
Capital markets trading liabilities	9,615	10,588	10,295	14,272	16,361	(9)%	(41)%
Commercial paper and other short-term borrowings	31,527	30,229	14,827	7,187	12,785	4%	147%
Long term debt:
Term borrowings	66,303	82,870	85,241	83,529	81,834	(20)%	(19)%
Other collateralized borrowings	8,020	10,902	11,661	7,826	8,174	(26)%	(2)%

Total long-term debt	74,323	93,772	96,902	91,355	90,008	(21)%	(17)%

Total interest-bearing liabilities/interest expense	$248,351	$319,149	$344,931	$355,471	$345,766	(22)%	(28)%

Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders’ equity

Total liabilities and shareholders’ equity

Net interest income-tax equivalent basis	$228,407	$226,128	$237,976	$239,567	$237,661	1%	(4)%
Fully taxable equivalent adjustment	(315)	(141)	(172)	(135)	(242)	123%	30%

Net interest income	$228,092	$225,987	$237,804	$239,432	$237,419	1%	(4)%

* Includes loans on nonaccrual status
Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income
NM — Not meaningful

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES Quarterly, Unaudited

(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07

Assets:
Earning assets:
Loans, net of unearned income*	6.07%	6.98%	7.39%	7.43%	7.56%
Loans held for sale	5.88	6.54	6.72	6.45	6.46
Investment securities:
U.S. Treasuries	3.15	4.77	4.85	4.74	5.06
U.S. government agencies	5.57	5.60	5.68	5.65	5.72
States and municipalities	6.87	.82	.83	.98	.97
Other	3.94	5.03	4.78	4.77	4.94

Total investment securities	5.41	5.55	5.57	5.55	5.65

Capital markets securities inventory	4.62	5.22	5.59	5.35	5.03
Mortgage banking trading securities	13.18	12.46	12.21	12.13	12.44
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	2.88	4.32	4.96	5.04	5.02
Interest bearing deposits with other financial institutions	3.11	6.17	6.80	5.10	5.35

Total other earning assets	2.89	4.36	5.02	5.04	5.03

Total earning assets/interest income	5.86%	6.67%	7.02%	6.94%	6.97%

Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets

Total assets

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	1.19%	1.33%	1.38%	1.44%	1.45%
Savings	2.50	3.19	3.33	3.39	3.09
Time deposits	4.55	4.73	4.73	4.68	4.63

Total interest-bearing core deposits	2.85	3.33	3.40	3.39	3.25
Certificates of deposit $100,000 and more	4.63	5.28	5.40	5.36	5.36

Federal funds purchased and securities sold under agreements to repurchase	2.95	4.20	4.82	4.99	4.89
Capital markets trading liabilities	4.57	5.17	5.28	5.43	5.69
Commercial paper and other short-term borrowings	3.29	4.52	5.05	5.14	5.25
Long term debt:
Term borrowings	4.41	5.55	5.85	5.68	5.64
Other collateralized borrowings	4.06	5.36	5.78	5.69	5.63

Total long-term debt	4.37	5.52	5.84	5.68	5.64

Total interest-bearing liabilities/interest expense	3.51%	4.49%	4.81%	4.81%	4.77%

Noninterest-bearing deposits
Capital markets payables
Other liabilities
Other liabilities - divestiture
Preferred stock of subsidiary
Shareholders’ equity

Total liabilities and shareholders’ equity

Net interest spread	2.35%	2.18%	2.21%	2.13%	2.20%
Effect of interest-free sources used to fund earning assets	.46	.59	.66	.66	.64

Net interest margin	2.81%	2.77%	2.87%	2.79%	2.84%

* Includes loans on nonaccrual status
Yields are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE SERVICING RIGHTS Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

First Liens
Fair value beginning balance	$1,122,415	$1,429,245	$1,481,727	$1,500,337	$1,495,215	(21)%	(25)%
Addition of mortgage servicing rights	78,871	67,300	97,084	100,550	84,707
Reductions due to loan payments	(37,448)	(40,930)	(48,964)	(62,661)	(61,698)
Reductions due to sale	(43,842)	(96,502)	—	—	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(254,076)	(236,695)	(100,602)	118,048	(17,833)
Reclassification to trading assets	—	—	—	(174,547)	—
Other changes in fair value	(65)	(3)	—	—	(54)

Fair value ending balance	$865,855	$1,122,415	$1,429,245	$1,481,727	$1,500,337	(23)%	(42)%

Second Liens
Fair value beginning balance	$25,832	$28,747	$27,608	$25,710	$24,091	(10)%	7%
Addition of mortgage servicing rights	—	—	3,587	3,997	3,998
Reductions due to loan payments	(2,617)	(2,097)	(2,559)	(2,169)	(2,378)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(3,089)	(834)	32	67	(1)
Other changes in fair value	—	16	79	3	—

Fair value ending balance	$20,126	$25,832	$28,747	$27,608	$25,710	(22)%	(22)%

HELOC
Fair value beginning balance	$11,573	$12,597	$13,631	$13,994	$14,636	(8)%	(21)%
Addition of mortgage servicing rights	887	174	87	791	1,041
Reductions due to loan payments	(707)	(736)	(1,124)	(1,154)	(1,683)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(1,935)	(462)	(39)	—	—
Other changes in fair value	124	—	42	—	—

Fair value ending balance	$9,942	$11,573	$12,597	$13,631	$13,994	(14)%	(29)%

Total Consolidated
Fair value beginning balance	$1,159,820	$1,470,589	$1,522,966	$1,540,041	$1,533,942	(21)%	(24)%
Addition of mortgage servicing rights	79,758	67,474	100,758	105,338	89,746
Reductions due to loan payments	(40,772)	(43,763)	(52,647)	(65,984)	(65,759)
Reductions due to sale	(43,842)	(96,502)	—	—	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(259,100)	(237,991)	(100,609)	118,115	(17,834)
Reclassification to trading assets	—	—	—	(174,547)	—
Other changes in fair value	59	13	121	3	(54)

Fair value ending balance	$895,923	$1,159,820	$1,470,589	$1,522,966	$1,540,041	(23)%	(42)%

(a) Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates

BUSINESS SEGMENT HIGHLIGHTS Quarterly, Unaudited

						1Q08 Change vs.
(Thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Regional Banking
Total revenues(a)	$207,628	$229,118	$228,572	$229,301	$227,556	(9)%	(9)%
Provision for loan losses	75,264	15,831	18,523	14,071	14,204	375%	430%
Noninterest expenses	150,520	159,880	153,814	161,336	156,319	(6)%	(4)%

Pre-tax (loss)/income	(18,156)	53,407	56,235	53,894	57,033	NM	NM
(Benefit)/provision for income taxes	(13,542)	27,024	19,797	11,826	14,620	NM	NM

Net (loss)/income from continuing operations	(4,614)	26,383	36,438	42,068	42,413	NM	NM
Income from discontinued operations, net of tax	883	4,137	209	179	240	(79)%	268%

Net (loss)/income	$(3,731)	$30,520	$36,647	$42,247	$42,653	NM	NM

Capital Markets
Total revenues(a)	$153,579	$119,191	$78,622	$106,690	$102,037	29%	51%
Provision for loan losses	15,031	1,244	2,018	3,673	1,162	NM	NM
Noninterest expenses	115,728	87,042	73,921	80,480	86,619	33%	34%

Pre-tax income	22,820	30,905	2,683	22,537	14,256	(26)%	60%
Provision for income taxes	8,437	11,572	900	8,411	5,287	(27)%	60%

Net income	$14,383	$19,333	$1,783	$14,126	$8,969	(26)%	60%

National Specialty Lending
Total revenues(a)	$54,494	$54,328	$62,419	$71,886	$76,555	*	(29)%
Provision for loan losses	149,483	139,398	22,807	19,104	13,127	7%	NM
Noninterest expenses	25,149	31,069	33,624	38,212	35,179	(19)%	(29)%

Pre-tax (loss)/income	(120,138)	(116,139)	5,988	14,570	28,249	NM	NM
(Benefit)/provision for income taxes	(46,589)	(43,857)	1,811	5,987	9,882	NM	NM

Net (loss)/income	$(73,549)	$(72,282)	$4,177	$8,583	$18,367	NM	NM

Mortgage Lending
Total revenues(a)	$199,026	$(79,826)	$69,059	$103,327	$97,305	NM	105%
Provision for loan losses	222	46	4	(112)	(7)	383%	NM
Noninterest expenses	147,543	174,203	108,303	115,461	105,240	(15)%	40%

Pre-tax income/(loss)	51,261	(254,075)	(39,248)	(12,022)	(7,928)	NM	NM
Provision/(benefit) for income taxes	18,513	(99,185)	(13,984)	(6,854)	(10,433)	NM	NM

Net income/(loss)	$32,748	$(154,890)	$(25,264)	$(5,168)	$2,505	NM	NM

Corporate
Total revenues(a)	$62,441	$(3,837)	$2,607	$8,527	$17,154	NM	264%
Provision for loan losses	—	—	—	7,672	—	NM	NM
Noninterest expenses	(663)	109,365	51,960	61,751	19,655	NM	NM

Pre-tax income/(loss)	63,104	(113,202)	(49,353)	(60,896)	(2,501)	NM	NM
Provision/(benefit) for income taxes	25,035	(41,896)	(17,854)	(23,231)	(554)	NM	NM

Net income/(loss)	$38,069	$(71,306)	$(31,499)	$(37,665)	$(1,947)	NM	NM

Total Consolidated
Total revenues(a)	$677,168	$318,974	$441,279	$519,731	$520,607	112%	30%
Provision for loan losses	240,000	156,519	43,352	44,408	28,486	53%	743%
Noninterest expenses	438,277	561,559	421,622	457,240	403,012	(22)%	9%

Pre-tax (loss)/income	(1,109)	(399,104)	(23,695)	18,083	89,109	NM	NM
(Benefit)/provision for income taxes	(8,146)	(146,342)	(9,330)	(3,861)	18,802	NM	NM

Net income/(loss) from continuing operations	7,037	(252,762)	(14,365)	21,944	70,307	NM	(90)%
Income from discontinued operations, net of tax	883	4,137	209	179	240	(79)%	268%

Net income/(loss)	$7,920	$(248,625)	$(14,156)	$22,123	$70,547	NM	(89)%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes noninterest income and net interest income/(expense)

NM — Not meaningful

*	Amount is less than one percent

CAPITAL HIGHLIGHTS Quarterly, Unaudited

						1Q08 Change vs.
(Dollars in millions, except per share amounts)	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Tier 1 Capital (a)	$2,443.6	$2,459.5	$2,666.8	$2,711.3	$2,739.1	(1)%	(11)%
Tier 2 Capital (a)	1,424.7	1,400.5	1,321.4	1,316.2	1,324.0	2%	8%

Total Capital (a)	$3,868.3	$3,860.0	$3,988.2	$4,027.5	$4,063.1	*	(5)%

Risk-Adjusted Assets (a)	$30,179.4	$30,271.9	$31,041.9	$31,224.1	$31,368.0	*	(4)%

Tier 1 Ratio (a)	8.10%	8.12%	8.59%	8.68%	8.73%
Tier 2 Ratio (a)	4.72	4.63	4.26	4.22	4.22

Total Capital Ratio (a)	12.82%	12.75%	12.85%	12.90%	12.95%

Leverage Ratio (a)	6.62%	6.64%	7.12%	7.00%	7.15%
Shareholders’ Equity/Assets Ratio (b)	5.67	5.77	6.46	6.42	6.48
Tangible Equity/RWA (a)	6.08	6.16	6.75	6.86	6.91

Tangible Book Value	$14.67	$14.86	$16.51	$16.73	$17.22
Book Value	16.59	16.83	19.08	19.43	19.88

NM — Not meaningful

*	Amount is less than one percent.

(a)	Current quarter is an estimate

(b)	Calculated on period-end balances
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY: CONSOLIDATED Quarterly, Unaudited

										1Q08 Change vs.
(Thousands)	1Q08	4Q07		3Q07		2Q07		1Q07		4Q07	1Q07

Allowance for Loan Losses Walk-Forward
Beginning Reserve	$342,341	$236,611		$229,919		$220,806		$216,285		45%	58%
Provision	240,000	156,519		43,352		44,408		28,486		53%	743%
Divestitures/acquisitions/transfers	—	4		(5,276)		(12,326)		2,655		NM	NM
Charge-offs	(101,756)	(54,891)		(35,858)		(26,493)		(29,665)		85%	243%
Recoveries	2,618	4,098		4,474		3,524		3,045		(36)%	(14)%

Ending Balance	$483,203	$342,341		$236,611		$229,919		$220,806		41%	119%

Reserve for off-balance sheet commitments	11,786	10,726		9,002		10,494		9,406		10%	25%
Total allowance for loan losses plus reserve	$494,989	$353,067		$245,613		$240,413		$230,212		40%	115%

Allowance for Loan Losses
Regional Banking	$184,472	$139,150		$135,736		$137,237		$135,938		33%	36%
Capital Markets	24,338	13,522		15,072		15,738		14,369		80%	69%
National Specialty Lending	273,127	188,550		84,787		75,941		69,517		45%	293%
Mortgage Banking	1,266	1,119		1,016		1,003		982		13%	29%

Total allowance for loan losses	$483,203	$342,341		$236,611		$229,919		$220,806		41%	119%

Non-Performing Assets
Regional Banking
Nonperforming loans	$81,244	$30,608		$37,102		$20,692		$26,212		165%	210%
Foreclosed real estate	38,019	35,026		27,214		27,289		27,204		9%	40%

Total Regional Banking	119,263	65,634		64,316		47,981		53,416		82%	123%

Capital Markets
Nonperforming loans	13,030	8,970		10,051		11,921		3,598		45%	262%
Foreclosed real estate	600	810		810		810		810		(26)%	(26)%

Total Capital Markets	13,630	9,780		10,861		12,731		4,408		39%	209%

National Specialty Lending
Nonperforming loans	433,285	243,711		142,645		95,411		43,810		78%	889%
Foreclosed real estate	29,680	34,120		18,030		14,276		12,040		(13)%	147%

Total National Specialty Lending	462,965	277,831		160,675		109,687		55,850		67%	729%

Mortgage Banking
Nonperforming loans — held for sale	9,693	23,797		18,508		12,484		10,347		(59)%	(6)%
Foreclosed real estate	15,373	15,385		13,992		11,214		11,904		*	29%

Total Mortgage Banking	25,066	39,182		32,500		23,698		22,251		(36)%	13%

Total nonperforming assets	$620,924	$392,427		$268,352		$194,097		$135,925		58%	357%

Net Charge-Offs
Regional Banking	$29,942	$12,421		$14,748		$12,772		$18,472		141%	62%
Capital Markets	4,215	2,794		2,684		2,304		(32)		51%	NM
National Specialty Lending	64,906	35,635		13,961		8,026		8,181		82%	693%
Mortgage Banking	75	(57)		(9)		(133)		(1)		(232)%	NM

Total net charge-offs	$99,138	$50,793		$31,384		$22,969		$26,620		95%	272%

Consolidated Key Ratios
NPL % (a)	2.41%	1.28%		.86%		.57%		.33%
NPA % (b)	2.78	1.66		1.13		.81		.56
Net charge-offs % (c)	1.81	.93		.57		.41		.48
Allowance / Loans	2.20	1.55		1.08		1.03		.99
Allowance to loans excluding insured loans	2.26	1.62		1.12		1.07		1.03
Allowance / NPL (d)	.92x	1.21	x	1.25	x	1.80	x	3.00	x
Allowance / NPA (e)	.79x	.93	x	.95	x	1.27	x	1.76	x
Allowance / Charge-offs (f)	1.22x	1.68	x	1.88	x	2.50	x	2.07	x

Other
Loans past due 90 days or more (g)	$300,185	$251,509		$206,660		$171,027		$169,840		19%	77%
Guaranteed portion (g)	223,572	190,899		158,780		130,858		123,461		17%	81%
Foreclosed real estate from GNMA loans	22,346	18,642		15,610		13,910		16,655		20%	34%

Period-end loans, net of unearned income (millions)	$21,932	$22,104		$21,973		$22,382		$22,268		(1)%	(2)%
Insured loans	596	913		928		987		847		(35)%	(30)%

Total loans excluding insured loans	$21,336	$21,191		$21,045		$21,395		$21,421		1%	*

Off-balance sheet commitments (millions) (h)	$6,826	$6,929		$7,106		$7,202		$7,586		(1)%	(10)%

Certain previously reported amounts have been reclassified to agree with current presentation

NM — Not meaningful

*	Amount is less than one percent

(a)	Ratio is nonperforming loans in the loan portfolio to total loans

(b)	Ratio is nonperforming assets related to the loan portfolio to total loans plus foreclosed real estate and other assets

(c)	Ratio is annualized net charge-offs to average total loans

(d)	Ratio is allowance to nonperforming loans in the loan portfolio

(e)	Ratio is allowance to nonperforming assets related to the loan portfolio

(f)	Ratio is allowance to annualized net charge-offs

(g)	Includes loans held for sale.

(h)	Amount of off-balance sheet commitments for which a reserve has been provided

ASSET QUALITY: CONSOLIDATED Quarterly, Unaudited

							1Q08 Change vs.
	1Q08		4Q07	3Q07	2Q07	1Q07	4Q07	1Q07

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$7,225		$6,969	$7,189	$7,162	$7,294	4%	(1)%

30+ Delinq. %	.93%		.50%	.41%	.66%	.50%
NPL %	.64		.24	.33	.31	.45
Charge-offs % (qtr. annualized)	.83		.20	.57	.45	.55

Allowance / Loans %	1.59%
Allowance / NPL	2.51	x
Allowance / Charge-offs	2.31	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,982		$1,948	$1,970	$1,921	$1,799	2%	10%

30+ Delinq. %	.57%		1.96%	.86%	.38%	.07%
NPL %	2.01		.27	.06	.06	.09
Charge-offs % (qtr. annualized)	1.94		.13	.12	.04	.01

Allowance / Loans %	2.47%
Allowance / NPL	1.23	x
Allowance / Charge-offs	1.28	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$1,980		$2,093	$2,211	$2,271	$2,264	(5)%	(13)%

30+ Delinq. %	2.73%		3.56%	1.25%	1.96%	.82%
NPL %	12.07		6.43	3.93	1.67	.41
Charge-offs % (qtr. annualized)	5.93		3.82	.51	.29	.43

Allowance / Loans %	3.64%
Allowance / NPL	.30	x
Allowance / Charge-offs	.58	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$7,964		$8,182	$7,648	$8,064	$8,020	(3)%	(1)%

30+ Delinq. %	1.55%		1.43%	1.25%	1.01%	.94%
NPL %	.11		.09	.09	.09	.06
Charge-offs % (qtr. annualized)	.93		.62	.37	.37	.32

Allowance / Loans %	1.19%
Allowance / NPL	10.38	x
Allowance / Charge-offs	1.28	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$1,815		$2,008	$2,160	$2,157	$2,073	(10)%	(12)%

30+ Delinq. %	2.67%		2.50%	1.91%	1.08%	1.73%
NPL %	10.95		5.68	3.21	2.60	1.41
Charge-offs % (qtr. annualized)	4.63		2.18	1.16	.68	.14

Allowance / Loans %	6.49%
Allowance / NPL	.59	x
Allowance / Charge-offs	1.33	x

Other Consumer, Permanent Mortgage, and Credit Card
Period-end loans ($ millions)	$966		$904	$795	$807	$818	7%	18%

30+ Delinq. %	5.94%		4.45%	1.73%	1.61%	1.84%
NPL %	1.96		.31	.21	.19	.10
Charge-offs % (qtr. annualized)	1.69		.96	.90	.93	.76

Allowance / Loans %	1.51%
Allowance / NPL	.07	x
Allowance / Charge-offs	.89	x